UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2021

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company ☐
Kilroy Realty, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT
On September 23, 2021, Kilroy Realty, L.P. (the “Operating Partnership”) and Kilroy Realty Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters (the “Underwriters”) listed on Schedule A attached thereto, relating to the public offering by the Operating Partnership of $450,000,000 aggregate principal amount of the Operating Partnership’s 2.650% Senior Notes due 2033 (the “Notes”).
Pursuant to the Underwriting Agreement, the Operating Partnership has agreed to sell to the several Underwriters, and the Underwriters have severally agreed to purchase, $450,000,000 aggregate principal amount of Notes. The Notes will be guaranteed by the Company. The Notes will pay interest semi-annually at a rate of 2.650% per annum on May 15 and November 15 of each year, commencing on May 15, 2022, and mature on November 15, 2033. The public offering price of the Notes was 99.957% of the aggregate principal amount, plus accrued interest, if any, for a yield to maturity of 2.654%. The offering is expected to close on October 7, 2021, subject to the satisfaction of customary closing conditions.
Net proceeds from the offering are expected to be approximately $445.8 million, after deducting the underwriting discount and the Operating Partnership’s and the Company’s estimated expenses. The Company intends to allocate an amount equal to the net proceeds from the offering to Kilroy Oyster Point (Phase 1), an approximately 656,000 square foot office and life science development project located in South San Francisco, which the Company expects to receive LEED Gold certification and to qualify as an Eligible Green Project (as defined). However, the Company may choose to allocate or re-allocate
net proceeds from this offering, in whole or in part, to one or more other Eligible Green Projects.
Pending the allocation of an amount equal to the net proceeds from the offering to Eligible Green Projects, the Company intends to use net proceeds from the offering to redeem or repay indebtedness and, to the extent not used for such purpose, for other general corporate purposes, and may also hold net proceeds in cash, cash equivalents and/or marketable securities. Such indebtedness to be redeemed or repaid is expected to include all $300.0 million aggregate principal amount (plus the make-whole redemption premium and accrued and unpaid interest) of the Operating Partnership’s outstanding 3.800% Senior Notes due 2023, which the Operating Partnership intends to redeem on October 25, 2021.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS
In addition, on September 23, 2021, the Company announced that the Operating Partnership is redeeming all of the outstanding $300.0 million aggregate principal amount of the Operating Partnership’s 3.800% Senior Notes due 2023 (CUSIP No. 49427RAJ1) (the “2023 Notes”) in full on October 25, 2021 (the “Redemption Date”). The redemption price will equal 100% of the principal amount of the 2023 Notes to be redeemed and a make-whole amount calculated in accordance with the indenture governing the 2023 Notes plus accrued and unpaid interest thereon to the Redemption Date. In connection with such redemption, the Company expects to record a loss from early extinguishment of debt of approximately $13.8 million to consolidated net income and funds from operations in the fourth quarter of 2021.
This Current Report on Form
8-K
shall not constitute a notice of redemption under the optional redemption provisions of the indenture governing the 2023 Notes.
A copy of the press release, dated September 23, 2021, announcing the redemption is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

1.1*	Underwriting Agreement, dated September 23, 2021, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule A thereto.

99.1*	Press Release, dated September 23, 2021, issued by Kilroy Realty Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation

Date: September 24, 2021

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President,
Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.

Date: September 24, 2021

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President,
Chief Accounting Officer